EXHIBIT 99.1



                         FORM 4 JOINT FILER INFORMATION


Name:                               Jan Jewell
Address:                            11220 120th Avenue NE
                                    Kirkland, WA  98033

Designated Filer:                   Michael K. Jewell

Issuer & Ticker Symbol:             Celebrate Express, Inc. (BDAY)

Date of Event Requiring Statement:  August 22, 2005



Signature:              /s/ Jan Jewell
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